Exhibit 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with A-Mark Precious Metals, Inc.'s (the “Company”) Annual Report on Form 10-K for the year ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Accounting Officer of the Company, hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:	September 26, 2014	/s/ Gianluca Marzola
		Name:	Gianluca Marzola
		Title:	Chief Accounting Officer

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.